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                          IASIS HEALTHCARE CORPORATION
                             2000 STOCK OPTION PLAN


         1.       Purpose; Types of Awards; Construction.

         The purpose of the IASIS Healthcare Corporation 2000 Stock Option Plan (the "Plan") is to afford an incentive to selected directors, officers, employees and consultants of IASIS Healthcare Corporation (the "Company"), or any Subsidiary which now exists or hereafter is organized or acquired, to acquire a proprietary interest in the Company, to continue as directors, officers, employees or consultants, to increase their efforts on behalf of the Company and to promote the success of the Company's business through the grant of options ("Options") pursuant to Section 6 hereof, which Options may be non-qualified stock options or "incentive stock options" in accordance with
Section 422 of the Code. The Plan is intended to satisfy the requirements of Rule 16b-3 promulgated under Section 16 of the Exchange Act and Section 162(m) of the Code and shall be interpreted in a manner consistent with the requirements thereof.

         2.       Definitions.

         For purposes of the Plan, the following terms shall be defined as set forth below:

         (a) "affiliate" means any Person that directly or indirectly controls, is controlled by, or is under common control with, another Person.

         (b) "Beneficiary" means the person, persons, trust or trusts which have been designated by an Optionee in his or her most recent written beneficiary designation filed with the Company to receive the benefits specified under the Plan upon his or her death, or, if there is no designated Beneficiary or surviving designated Beneficiary, then the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

         (c)      "Board" means the Board of Directors of the Company.

         (d) "Cause" means the determination, in good faith, by the Board, after notice to the Optionee and a reasonable opportunity to cure, that one or more of the following events has occurred: (i) any failure by the Optionee to perform his or her material duties in a reasonably satisfactory manner after reasonable notice and opportunity to cure; (ii) any reckless or grossly negligent act by the Optionee having the effect of injuring the interest, business or reputation of the Company, or any of its Subsidiaries or affiliates in any material respect; (iii) the Optionee's commission of any felony (including entry of a nolo contendere plea); or (iv) any misappropriation or embezzlement by the Optionee of the property of the Company, or any of its Subsidiaries or affiliates; provided, however, that with respect to any Optionee who is party to an employment agreement with the


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Company, "cause" shall have the meaning ascribed to such term in such employment agreement.

         (e) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         (f) "Committee" means the committee established by the Board to administer the Plan, the composition of which shall at all times satisfy the provisions of Rule 16b-3 and Section 162(m).

         (g) "Disability" means the Optionee's inability to perform his or her duties by reason of physical or mental illness or accident for any one hundred and twenty consecutive day period.

         (h) "Company" means IASIS Healthcare Corporation, a corporation organized under the laws of the State of Delaware, or any successor corporation.

         (i) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

         (j) "Fair Market Value" means, with respect to Stock or other property, the fair market value of such Stock or other property determined by such methods or procedures as shall be established from time to time by the Committee. The per share Fair Market Value of Stock as of a particular date shall mean (i) the closing sales price per share of Stock on the national securities exchange on which the Stock is principally traded, for the last preceding date on which there was a sale of such Stock on such exchange, or (ii) if the shares of Stock are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of Stock in such over-the-counter market for the last preceding date on which there was a sale of such Stock in such market, or (iii) if the shares of Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, in its good faith discretion, shall determine.

         (k) "Incentive Stock Option" means any Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

         (l) "Non-Qualified Stock Option" means any Option that is designated as a non-qualified stock option.

         (m) "Option" means a right, granted to an Optionee under Section 6, to purchase shares of Stock. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option provided that Incentive Stock Options may be granted only to employees of the Company or a Subsidiary.


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         (n)      "Option Agreement" means any written agreement, contract, or other instrument or document evidencing an Option.

         (o) "Optionee" means a person who, as a director, officer, employee or consultant of the Company or any Subsidiary, has been granted an Option under the Plan.

         (p) "Person" has the meaning ascribed to it in Section 13(d)(3) or 14(d)(2) of the Exchange Act.

         (q) "Plan" means this IASIS Healthcare Corporation 2000 Stock Option Plan, as amended from time to time.

         (r) "Rule 16b-3" means Rules 16b-3, as from time to time in effect promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, including any successor to such Rule.

         (s) "Section 162(m)" means Section 162(m) of the Code and the regulations promulgated thereto, as amended from time to time, including any successor to such Section.

         (t) "Securities Act" means the Securities Act of 1933, as amended from time to time, and as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

         (u) "Stock" means shares of the common stock, par value $.01 per share, of the Company.

         (v) "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if, at the time of granting of an Option, each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

         (w) "Ten Percent Stockholder" means an Optionee who, at the time an Incentive Stock Option is granted, owns Stock possessing more than ten percent (10%) of the total combined voting power of all classes of capital stock of the Company.

         (x) "Triggering Event" means the issuance, in a single transaction or series of related transactions, of no less than one million five hundred thousand (1,500,000) shares of Common Stock in exchange for non-cash consideration.

         3.       Administration.

         The Plan shall be administered by the Committee. The Committee shall have the authority, in its reasonable discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and


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authorities either specifically granted to it under the Plan or as may be reasonably necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Options; subject to the provisions of
Section 4 hereof, to determine the persons to whom and the time or times at which Options shall be granted; to determine the type and number of Options to be granted, the number of shares of Stock to which an Option may relate and the terms, conditions, restrictions and performance criteria relating to any Option; and to determine whether, to what extent, and under what circumstances an Option may be settled, cancelled, forfeited, exchanged, or surrendered; to make adjustments in the terms and conditions of, and the criteria and performance objectives (if any) included in, Options in recognition of unusual or non-recurring events affecting the Company or any Subsidiary or affiliate thereof or the financial statements of the Company or any Subsidiary or affiliate thereof, or in response to changes in applicable laws, regulations, or accounting principles; to construe and interpret the Plan and any Option; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Option Agreements (which need not be identical for each Optionee); and to make all other determinations deemed necessary or advisable for the administration of the Plan; provided, however, that no such amendment, modification or adjustment shall adversely affect any then outstanding Option without the prior written consent of the holder thereof.

         The Committee may appoint a chairperson and a secretary and may make such rules and regulations for the conduct of its business as it shall deem advisable. All determinations of the Committee shall be made by a majority of its members either present in person or participating by conference telephone at a meeting or by written consent. The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. All decisions, determinations and interpretations of the Committee shall be final and binding on all persons, including the Company, and any Subsidiary, affiliate thereof or Optionee (or any person claiming any rights under the Plan from or through any Optionee) and any stockholder of the Company.

         No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Option granted hereunder and the members of the Board, the Committee and such employees shall be entitled to indemnification and reimbursement by the Company to the maximum extent permitted by law in respect of any claim, loss, damage or expense (including attorney's fees) arising from the acts, omissions and conduct in their official capacity with respect to the Plan (other than acts of willful misconduct).

         4.       Eligibility.

         Options may be granted to selected directors, officers, employees or consultants of the Company and its present or future Subsidiaries in the discretion of the Committee. In determining the persons to whom Options shall be granted, the Committee shall take


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into account such factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan; provided, however, that no person shall be granted an Incentive Stock Option unless he or she is an employee of the Company or a Subsidiary at the time the Incentive Stock Option is granted.

         5.       Stock Subject to the Plan.

         The maximum number of shares of Stock reserved for the grant of Options under the Plan shall be 686,566, subject to adjustment as provided herein; provided, however, that the maximum number of allotted shares of Stock that any Optionee may receive during the term of the Plan may not exceed 350,000, subject to adjustment as provided herein. Such shares of Stock may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If any shares of Stock subject to an Option are forfeited, cancelled, exchanged or surrendered or if an Option otherwise terminates or expires without a distribution of shares of Stock to the Optionee, the shares of Stock with respect to such Option shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Options under the Plan.

         In the event that any dividend or other distribution (whether in the form of cash, Stock, or other property), Stock split, reverse split, reorganization, merger, consolidation, spin-off or other similar corporate transaction or event occurs after the date hereof, which the Committee, in its reasonable discretion, determines affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Optionees under the Plan, then the Committee shall make such equitable changes or adjustments as it deems necessary or appropriate to (a) the number and kind of shares which may thereafter be issued in respect of outstanding Options and
(b) the exercise price relating to such Options; provided, that, with respect to Incentive Stock Options, such adjustment shall be made in accordance with the provisions of Section 424(h) of the Code (or any successor thereto).

         6.       Terms of Options.

         Options may be granted on such terms as may be determined by the Commit tee in its sole discretion, provided that such terms and conditions are consistent with the following:

         (a) Type of Option. The Option Agreement evidencing the grant of an Option under the Plan shall designate the Option as an Incentive Stock Option or a Non-Qualified Stock Option.

         (b) Exercise Price. The exercise price per share of Stock purchasable under an Option shall be determined by the Committee; provided, however, that in the case of an Incentive Stock Option, such exercise price shall be not less than the Fair Market Value of a share of Stock on the date of grant of such Option.


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         (c)      Payment. The exercise price for Stock subject to the Plan
shall be paid in a manner set forth in an Option Agreement.

         (d) Term of Options. An Option granted under the Plan shall expire no later than ten (10) years from the date of grant.

         (e) Other Provisions. Options may be subject to such other conditions as may be prescribed by the Committee in its good faith discretion or as may be required by applicable law.

         (f) Incentive Stock Options. Options granted as Incentive Stock Options shall be subject to the following special terms and conditions, in addition to the general terms and conditions specified herein, including the following:

                           (i)      Value of Stock. The aggregate Fair Market
Value (deter mined as of the date the Incentive Stock Options are granted) of the shares of Stock with respect to which the Incentive Stock Options granted under this Plan and all other plans of the Company become exercisable for the first time by each Optionee during any calendar year shall not exceed $100,000. Any Incentive Stock Options granted in excess of such limitation shall be treated for all purposes as Non-Qualified Stock Options.

                           (ii)     Ten Percent Stockholder. In the case of an
Incentive Stock Option granted to a Ten Percent Stockholder, (x) the exercise price shall not be less than one hundred ten percent (110%) of the Fair Market Value of the shares of Stock on the date of grant of such Incentive Stock Option, and (y) the exercise period shall not exceed five (5) years from the date of grant of such Incentive Stock Option.

         7.       General Provisions.

                  (a) Compliance with Local and Exchange Requirements. The Plan, the granting and exercising of Options thereunder, and the other obligations of the Company under the Plan and any Option Agreement or other agreement shall be subject to, and the Company shall take all reasonable steps to comply with, all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required. The Company, in its reasonable discretion, may postpone the issuance or delivery of Stock under any Option until completion of such stock exchange listing or registration or qualification of such Stock or other required action under any state, federal or foreign law, rule or regulation as the Company may consider appropriate, and may require any Optionee to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Stock in compliance with applicable laws, rules and regulations.

                  (b) Nontransferability of Options. Options shall not be transferable by an Optionee except by will or the laws of descent and distribution, and shall be exercisable during the lifetime of an Optionee only by such Optionee or his or her


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guardian or legal representative and after the death of an Optionee, by his or her Beneficiaries.

                  (c) No Right to Continued Employment, etc. Nothing in the Plan or in any Option granted or any Option Agreement or other agreement entered into pursuant hereto shall be construed as a contract of employment with any Optionee or confer upon any Optionee the right to continue in the employ of the Company, any Subsidiary or any affiliate thereof or to be entitled to any remuneration or benefits not set forth in the Plan or such Option Agreement or other agreement or to interfere with or limit in any way the right of the Company or any such Subsidiary or affiliate thereof to terminate such Optionee's employment.

                  (d) Taxes. The Company or any Subsidiary or affiliate thereof is authorized to withhold from any payment relating to an Option under the Plan, including from a distribution of Stock, or any other payment to an Optionee, amounts of withhold ing and other taxes due in connection with any transaction involving an Option, and to take such other action as the Committee may deem advisable to enable the Company and Optionees to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Option. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of an Optionee's tax obligations. Stock shall not be withheld in excess of the minimum amount necessary to fulfill the prescribed withholding requirement.

                  (e) Stockholder Approval; Amendment and Termination. The Plan shall take effect on the date hereof but the Plan (and any grants of Options made prior to the stockholder approval mentioned herein) shall be subject to the requisite approval of the stockholders of the Company, which approval must occur within twelve (12) months of the date that the Plan is adopted by the Board. In the event that the stockholders of the Company do not ratify the Plan, then upon such event the Plan and all rights hereunder shall immediately terminate and no Optionee (or any permitted transferee thereof) shall have any remaining rights under the Plan or any Option Agreement entered into in connection herewith.

                  (f) Amendment and Termination of the Plan. The Board may at any time and from time to time alter, amend, suspend, or terminate the Plan in whole or in part, subject to the approval of the Company's stockholders to the extent deemed necessary by counsel to meet the requirements of applicable law. Notwithstanding the foregoing, no amendment shall affect adversely any of the rights of any Optionee, without such Optionee's prior written consent, under any Option previously granted under the Plan. Unless earlier terminated by the Board pursuant to the provisions of the Plan, the power to grant Options under the Plan will automatically terminate ten years after the adoption of the Plan by the Board. If the Plan is terminated, any unexercised Option shall continue to be exercisable in accordance with its terms and the terms of the Plan in effect immediately prior to such termination.


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                  (g)      No Rights to Options; No Stockholder Rights. No
Optionee shall have any claim to be granted any Option under the Plan, and there is no obligation for uniformity of treatment of Optionees. Except as provided specifically herein, an Optionee or a transferee of an Option shall have no rights as a stockholder with respect to any shares of Stock covered by the Option until the date of the issuance of a stock certificate to him or her for such shares of Stock.

                  (h) No Fractional Shares. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Option. The Committee shall determine whether cash, other Options, or other property shall be issued or paid in lieu of such fractional shares.

                  (i) Unfunded Status of Awards. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to an Optionee pursuant to a grant of Options, nothing contained in the Plan or any Option shall give any such Optionee any rights that are greater than those of a general creditor of the Company.

                  (j) Governing Law. The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware without giving effect to the conflict of laws principles thereof.


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